                                                                    Exhibit 10.2

                                   SUBLEASE
                                   --------

     THIS SUBLEASE (this "Sublease") is dated for reference purposes as of February 18, 1998, and is made by and between Cell Genesys, Inc., a Delaware corporation, ("Sublessor"), and DepoMed, Inc., a California corporation ("Sublessee"). Sublessor and Sublessee hereby agree as follows:

1.   Recitals:  This Sublease is made with reference to the following facts:
     --------
Spieker Properties, successor in interest to Vintage Park Associates and WCB Sixteen Limited Partnership, as Landlord ("Lessor"), and Sublessor, as tenant, entered into that certain lease, dated as of November 1, 1994, including all subsequent amendments, ("Master Lease") which includes several premises located in the Vintage Park development in Foster City, California ("Space"). A copy of the Master Lease is attached hereto as Exhibit A and incorporated herein by reference. If any terms or conditions of this Sublease are in conflict with any terms or conditions of the Master Lease or any Appendix or Exhibit to this Sublease, the terms and conditions of this Sublease shall govern.

2.   Premises:  Sublessor hereby leases to Sublessee, and Sublessee hereby
     --------
leases from Sublessor, approximately thirteen thousand two hundred (13,200) rentable square feet of the Space which is located at 366A and 366B Lakeside Drive in Foster City, California as denoted in Exhibit A of Amendment 2 to the Master Lease (hereinafter the "Premises") on the terms set forth herein. A copy of the floor plan of the Premises is attached hereto as Exhibit B and incorporated herein by reference.

3.   Term:
     -----

     3.1.  Term.  The term of this Sublease shall commence on April 1, 1998 (the
           -----
"Commencement Date"), or when Lessor consents to this Sublease, whichever shall occur last and end on March 31, 2000 (the "Expiration Date") (collectively "Lease Term"), unless otherwise sooner terminated in accordance with the terms of this Sublease or the Master Lease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum of understanding setting forth the actual date of the commencement of the Lease Term. Possession of the premises ("Possession") shall be delivered to Sublessee on the commencement of the Lease Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Lease Term, Sublessor shall not be subject to any liability for such failure, the Expiration Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within sixty (60) days of the Commencement Date, then at any time thereafter and before delivery of Possession, sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at lease ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be canceled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation.

     3.2.  Early Possession.  If Sublessor vacates the Premises prior to the
           -----------------
Commencement Date, Sublessor shall provide written notice to Sublessee that Sublessor has vacated the Premises, and Sublessee shall have the right to enter and occupy the Premises at the time of Sublessor's vacation of the Premises to construct its tenant improvements. Such occupancy (i) shall be subject to all of the provisions of this Sublease, except for the obligation to pay Rent (as defined below); and (ii) shall not advance the Expiration Date of this Sublease.

4.   Rent:
     -----

     4.1.  Rental Structure.  Sublessee shall pay to Sublessor as base rent
           ----------------
for the Premises, without deduction, setoff, notice, or demand the amount of twenty three thousand one hundred ($23,100.00) dollars per month for the period April 1, 1998 through March 31, 2000 ("Base Rent"). Base Rent shall be paid on or before the first (1st) day of each month of the Lease Term. Base Rent for any period during the Term hereof which is for less than one month of the Term shall be a pro rata portion of the monthly installment based on a 30-day month. Base Rent shall be payable without notice or demand and without any deduction, offset, or abatement in lawful money of the United States of America. Base Rent shall be paid directly to Sublessor at 342 Lakeside Drive, Foster City, California, 94404 Attention: Accounting Department, or such other address as may be designated in writing by Sublessor.

     4.2.  Payment of First Month's Rent.  Upon execution of this Sublease,
           -----------------------------
Sublessee shall pay to Sublessor the sum of twenty three thousand one hundred ($23,100.00)which shall constitute Base rent for the first month of the Lease Term.

     4.3.  Operating Costs.  The Master Lease requires Sublessor to pay to
           ---------------
Lessor expenses of operating the Premises ("Operating Costs"), including but not limited to taxes, utilities, and insurance. Such additional rent shall be payable as and when Operating Costs are payable by Sublessor to Lessor. The Master Lease provides for payment by Sublessor of Operating Costs on an estimated basis and when adjustments between estimated and actual Operating costs are made pursuant to the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Lease Term, then the obligations of Sublessor and Sublessee under this Subsection 4.3 shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Lease Term.

5.   Security Deposit and Letter of Credit:  Sublessee shall deposit with
     -------------------------------------
Sublessor upon execution of this Sublease, the sum of twenty three thousand one hundred ($23,100.00) dollars (the "Security Deposit"), in cash, as security for the performance by Sublessee of the terms and conditions of this Sublease. If Sublessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Sublease, then Sublessor may draw upon, use, apply or retain all or any portion of the Security Deposit for the payment of any rent or other charge in default or breach, for the payment of any other sum which Sublessor has become obligated to pay by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor has suffered thereby. If Sublessor so uses or applies all or any portion of the Security Deposit, then Sublessee, within ten (10) days after demand therefor, shall deposit cash with Sublessor in the amount required to restore the Security Deposit to the full amount stated above, and failure by Sublessee to do so shall constitute a default and breach under this Sublease. Sublessor shall not be required to keep the Security Deposit separate form its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Upon the expiration or earlier termination of this Sublease, if Sublessee is not in default, Sublessor shall return to Sublessee so much of the Security Deposit as has not been applied by Sublessor pursuant to this paragraph, or which is not otherwise required to cure Sublessee's defaults. Additionally, in the event that Sublessee's cash and securities, as reported in Sublessee's quarterly and annual filings with the Securities and Exchange Commission ("SEC") on forms 10-QSB and 10-KSB (the "Forms") respectively, shall fall below one million five hundred thousand ($1,500,000.00) dollars Sublessee shall obtain and keep current throughout the remaining lease term a letter of credit in favor of Sublessor, from a reputable bank or financial institution, in the amount of two hundred thirty-two thousand one hundred thousand ($232,100.00) dollars ("Letter of Credit"), subject to annual review of Sublessee's credit. Sublessee shall provide copies of the Forms to Sublessor within five days (5) days of filing the Forms with the SEC. If after drawing upon the Security Deposit, Sublessee still fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Sublease, then Sublessor may draw upon, use, apply or retain all or any portion of the Letter of Credit for the payment of any rent or other charge in default or breach, for the payment of any other sum which Sublessor has become obligated to pay by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor has suffered thereby.

6.   Repairs:  The parties acknowledge and agree that Sublessee is subleasing
     --------
the Premises on an "as is" basis, and that Sublessor has made no representations or warranties with respect to the condition of the Premises. Sublessor shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Premises, including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance (including the Americans with Disabilities Act of 1990). Although Sublessor shall have no liability other to use its reasonable efforts to cause Lessor to perform needed repairs, Sublessee shall look solely to Lessor for performance of any repairs required to be performed by Lessor under the terms of the Master Lease. Separate from Sublessee's obligations under Section 4 herein, Sublessee shall only be obligated to pay costs and expenses of maintenance and repair associated with the Premises.

7.   Indemnity:  Except to the extent caused by the negligence or willful
     ---------
misconduct of Sublessor, its agents, employees, contractors or invitees, Sublessee shall indemnify, defend with counsel reasonable acceptable to Sublessor, protect and hold Sublessor harmless from and against any and all claims, liabilities, judgments, causes of action, damages, costs and expenses

(including reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) the use, occupancy or condition of the Premises by Sublessee; (ii) the negligence or willful misconduct of Sublessee or its employees, contractors, agents or invitees; or (iii) a breach of Sublessee's obligations under this Sublease. Sublessee's indemnification of Sublessor shall survive termination of this Sublease for any breach of this lease and for acts by Sublessee which occurred during the term of the Sublease.

8.   Use:
     ----

     8.1. Sublessee may use the Premises to provide research and laboratory services related to the development of drug delivery systems and for no other purpose without first obtaining the written consent of Sublessor.

     8.2 Sublessee's business shall be established and conducted throughout the term hereof in a first class manner. The Premises shall not be overloaded and no machinery, apparatus or other appliance shall be used or operated upon the Premises which will in any manner injure, vibrate or shake the Premises or the building of which it is a part. No use shall be made of the Premises which will in any way impair the efficient operation of the sprinkler system within the building containing the Premises. Except for the uses permitted hereunder, Sublessee shall not use or permit the use of the Premises or any part thereof for any purposes which will increase the existing rate of insurance upon the building in which the Premises are located, or cause a cancellation of any insurance policy covering the building or any part thereof. If any act on the part of Sublessee or use of the Premises by Sublessee shall cause directly or indirectly, any increase of Sublessor's or Lessor's insurance expense, said additional expense shall be paid by Sublessee to Sublessor upon demand. No such payment by Sublessee shall limit Sublessor in the exercise of any other rights or remedies, or constitute a waiver of Sublessor's right to require Sublessee to discontinue such act or use.

     8.3 Sublessee shall not use, store, transport or dispose of any Hazardous Materials in or about the Premises, without the written consent of Sublessor, which shall not be unreasonably withheld, and as required by Lessor. Sublessee represents and warrants that Sublessee will use its best efforts not to contaminate any portion of the Premises, including without limitation air, water and soil associated with the Premises. Sublessee shall remedy any contamination of the Premises related to or caused by Sublessee's use of the Premises. In the event that another sublessee interferes with Sublessee's use of the Premises or in any way contaminates the Premises, Sublessee's sole remedy shall be against such other sublessee and in no event against Sublessor.

9.   Insurance:  Sublessee shall obtain and keep in full force and effect, at
     ---------
Sublessee's sole cost and expense, during the Term the insurance required of Tenant under the Master Lease and include Sublessor as a named additional insured on any such policy.

10.  Broker: Sublessor warrants and represents that Catalyst Real Estate Group
     ------
was Sublessor's sole real estate broker involved in connection with the negotiation and consummation of this Sublease. Sublessee warrants and represents that West Bay Commercial Real Estate was Sublessee's sole real estate broker involved in connection with the negotiation and consummation of this Sublease. Sublessor agrees to pay the total real estate fees which will be split equally between Catalyst Real Estate Group and West Bay Commercial Real Estate respectively. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder's fees or other compensation made by any other agent, broker, salesman or finder as a consequence of said party's actions or dealings with such agent broker, salesman or finder in regard to this Sublease.

11.  Notices:  Unless at least five (5) days' prior written notice is given in
     -------
the manner set forth in this paragraph, the address of each party for all purposes connected with this Sublease shall be: for Sublessor; 342 Lakeside Drive, Foster City, California 94404 attention Director of Operations and for Sublessee; 366 Lakeside Drive, Foster City, California 94404. All notices, demands or communications in connection with this Sublease shall be (a) personally delivered; or (b) properly addressed and (i) submitted to an overnight courier service, charges prepaid, or (ii) deposited in the mail (registered or certified, return receipt requested, and postage prepaid). Notices shall be deemed effective upon receipt or refusal to accept delivery (if personally delivered), the next business day (if submitted to an overnight courier) or forty-eight (48) hours after being deposited in the mail (if mailed). Notwithstanding the foregoing, all notices to be given to Lessor shall be effective only when delivered in accordance with the Master Lease.

12.  Signs:  Sublessee may place signage on the Premises with the consent of
     -----
Lessor and Sublessor with all costs relating to the approval, installation, removal and repair of such signage to be borne by Sublessee. Sublessee shall, at its own expense, remove such signage at the end of the Lease Term unless otherwise permitted by Lessor and Sublessor. Sublessor shall remove all of its exterior and interior corporate logo and signage in the Premises prior to Sublessee's occupancy.

13.  Parking:  Sublessee shall have all rights of Sublessor with regard to
     -------
parking that are set forth in the Master Lease.

14.  Assignment and Subletting:  Notwithstanding anything to the contrary in the
     -------------------------
Master Lease, under no circumstances shall Sublessee be permitted to assign (by operation of law or otherwise), transfer or otherwise sublease the Premises during the Lease Term without the prior written authorization of Sublessor and Lessor and Sublessor will not unreasonably withhold it's consent to sublease all or part of the Premises.

15.  Option to Extend Sublease Term:
     ------------------------------

     15.1 Sublessee shall have two options to extend the term of this Sublease, one for a period of one year starting April 1, 2000 and ending March 31, 2001 (the "First Option Period") and a second option for ten additional months for the period of April 1, 2001 through January 31, 2002 (the "Second Option Period"), subject to the following conditions:

           (i) Sublessor shall inform Sublessee in writing within six (6) months of the expiration of the Sublease whether the Premises shall be available for sublease during the First Option Period and if the Premises is available for such sublease period, Sublessee shall inform Sublessor in writing within thirty
(30) days of receipt of such notice from Sublessor whether Sublessee elects to exercise it's option for the First Option Period;

           (ii) Rent for the First Option Period shall be twenty three thousand seven hundred sixty ($23,760.00) dollars per month;

           (iii) If Sublessee exercises it's First Option Period, Sublessor shall inform Sublessee in writing within six (6) months of the expiration of the First Option Period as to whether the Premises shall be available for sublease during the Second Option Period and if the Premises is available for such sublease period, Sublessee shall inform Sublessor in writing within thirty (30) days of receipt of such notice from Sublessor whether Sublessee elects to exercise it's option for the Second Option Period;

           (iv) Rent for the Second Option Period shall be twenty four thousand four hundred twenty ($24,420.00) dollars per month; and

           (v) At the time each option is exercised; the Sublease shall be in full force and effect, Sublessee shall not be in default thereunder, Sublessee's credit-worthiness shall be at least equal to that as of the date the Sublease is exercised, and all other terms of the Sublease shall continue in full force and effect for each exercised option period.

           (vi) If Sublessor informs Sublessee that the Premises is not available for sublease during the First Option Period or the Second Option Period, respectively, pursuant to Sections 15.1 (i) and 15.1(iii) hereof, Sublessor shall not sublease the Premises to an unaffiliated third party during such option period, provided, however that Sublessor's election not to sublease the Premises during the First Option Period shall not limit Sublessor's rights to sublease the Premises during the period of the Second Option Period to a third party.

16.  Other Sublease Terms:  The terms and conditions of this Sublease shall
     --------------------
include all sections of the Master Lease, and are incorporated into this Sublease as if fully set forth, except as modified in this paragraph and except that: (i) each reference in such incorporated sections to "Lease" shall be deemed a reference to "Sublease"; (ii) each reference to "Landlord" and "Tenant" shall be deemed a reference to "Sublessor" and "Sublessee," respectively, except as otherwise expressly set forth herein; (iii) with respect to work, services, repairs, restoration, insurance, indemnities, representations, warranties or the performance of any other obligation of Lessor under the Master Lease, the sole obligation of Sublessor shall be to request the same in writing from Lessor as and when requested to do so by Sublessee, and to use Sublessor's reasonable efforts (without requiring Sublessor to spend more than a nominal sum) to cause Lessor's performance; (iv) with respect to any approval required to be obtained from the "Landlord" under the Master Lease,, such consent must be obtained from Lessor and Sublessor, and the approval of Sublessor may be withheld if Lessor's consent is not obtained; (iv) in any case where the "Landlord" reserves or is granted the right to manage, supervise, control, repair, alter, regulate the use of, enter or use the Premises or any areas beneath, above or adjacent thereto, such reservation or grant of right of entry shall be deemed to be for the benefit of Lessor and Sublessor; (vii) in any case where "Tenant" is to indemnify, release or waive claims against "Landlord," such indemnity, release or waiver shall be deemed to run from Sublessee to Lessor and Sublessor; (viii) in any case where "Tenant" is to execute and deliver certain documents or notices to "Landlord", such obligation shall be deemed to run from Sublessee to Lessor and Sublessor; and (ix) the following provisions of the Master Lease are excluded from this Sublease: (a) Basic Lease Information located pages 1 and 2;
(b) from the Research and Development Lease Sections 1, 2, 3(a) and 15, (c) from the Addendum to Lease Sections 12, 22, 23, 24, 25, and including Exhibits A-1, A-2, A-3, B-1, B-2 and B-3; (d) Amendment 1 excepting reference to 366 Lakeside Drive in Section 1; (e) Amendment 2 Section 1 pertaining to rental amounts; and (e) Amendment 3 with the exception of term expiration clause in Section 1.

17.  Conditions Precedent:  This Sublease and Sublessor's and Sublessee's
     --------------------
obligations hereunder are conditioned upon the written consent of Lessor. If Sublessor fails to obtain Lessor's consent by July 1, 1998, then Sublessor or Sublessee may terminate this Sublease by giving the other party written notice thereof, and Sublessor shall return to Sublessee its payment of the first month's rent paid by Sublessee, if any, pursuant to Paragraph 4 hereof and the Security Deposit, pursuant to Paragraph 5 hereof.

18.  Authority to Execute:  Sublessee and Sublessor each represent and warrant
     --------------------
to the other that each person executing this Sublease on behalf of each party is duly authorized to execute and deliver this Sublease on behalf of that party.

19.  Notices:  Sublessor shall send in a timely manner to Sublessee copies of
     -------
all notices and other communications it sends to or receives from Lessor which would effect the Sublessee or Sublessee's occupancy of the Premises.

20.  Sublessor Representations:  Sublessor represents that the Sublessor's
     -------------------------
sublease agreement with Lessor and the Master Lease are in full force and effect and that there are not defaults on Sublessor's part under either its sublease agreement or the Master Lease. Sublessor further represents that it is not aware of any default by Lessor under the Master Lease.

21.  Attorney's Fees:  In the event either party brings any action, either in
     ---------------
Court or through arbitration, against the other arising out of this Sublease, the losing party shall be obligated to pay to the prevailing party the prevailing party's reasonable attorneys' fees and costs incurred in the action.

22.  Sublessor's Covenant:  Sublessor hereby covenants to use reasonable efforts
     --------------------
to cause Lessor to perform all its obligations under the Master Lease.

     IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.

DEPOMED, INC.                                CELL GENESYS, INC.


By:   /s/  John F. Hamilton                  By: /s/ Kathleen Sereda Glaub
      ----------------------------              -------------------------------
                                             Kathleen Sereda Glaub
                                             Sr. VP & Chief Financial Officer
Name: John F. Hamilton
      ----------------------------


Its:  VP & CFO                               Date:2-27-98
      ----------------------------                --------------------------

Date: 9 March 98
      ----------------------------

                                                                       Exhibit A
                                                                       ---------

                                 VINTAGE PARK
                                 ------------

                            Foster City, California

                        RESEARCH AND DEVELOPMENT LEASE

                            BASIC LEASE INFORMATION



DATE:        November 1, 1994                                    LEASE REFERENCE

LANDLORD:    VINTAGE PARK ASSOCIATES, a California general
             partnership

TENANT:      CELL GENESYS, a Delaware corporation

PREMISES AND BUILDING:                                           PARAGRAPH 1


             342 "B" Lakeside Drive, approximately 4,159 square
             feet depicted on Exhibit A-1
                              -----------

             322 Lakeside Drive, approximately 23,280 square feet
             depicted on Exhibit A-2
                         -----------

             324 Lakeside Drive, approximately 22,479 square feet
             depicted on Exhibit A-3
                         -----------

             366 "A" Lakeside Drive, approximately 6,337 square
             feet depicted on Exhibit A-4
                              -----------

             Total square footage: +/- 56,255 square feet

TERM COMMENCEMENT:                                               PARAGRAPH 2

             February 1, 1995, except March 1, 1995 for 366 "A"
             Lakeside Drive, subject to extension to April 1, 1995 by Landlord's notice to Tenant given by January 17, 1995.

TERM EXPIRATION:       January 31, 1998                          PARAGRAPH 2

BASE RENT:                                                       PARAGRAPH 3(A)

             February 1, 1995 through January 31, 1996:
             $61,880.50 (less $6,970.70 until term commences for 366 "A" Lakeside Drive)
             February 1, 1996 through January 31, 1997:
             $64,693.25
             February 1, 1997 through January 31, 1998:
             $67,506.00

             First Option Period:
             February 1, 1998 through January 31, 2000:
             $70,318.75
             February 1, 2000 through January 31, 2002:
             $73,131.50

TENANT'S PERCENTAGE SHARE:                                       PARAGRAPH 4(A)


             342 Lakeside Drive:                 12.79%
             322 Lakeside Drive                  55.15%
             324 Lakeside Drive                  100%
             366 Lakeside Drive                  46.5%

USE:         Laboratory Research and Development,
             Biopharmaceutical Manufacturing, Paragraph 6
             Process Research and Development, and Office

SECURITY DEPOSIT: $37,778                                        PARAGRAPH 15

TENANT'S ADDRESS FOR NOTICES:                                    PARAGRAPH 19

             Cell Genesys
             322 Lakeside Drive
             Foster City, CA  94404
             Attn:  Stephen A. Sherwin

LANDLORD'S ADDRESS FOR NOTICES:                                  PARAGRAPH 19

             Vintage Park Associates
             393 Vintage Park Drive, Suite 220
             Foster City, CA  94404

EXHIBIT(S) AND ADDENDUM:                                         PARAGRAPH 21

             Exhibit A:  Diagram of Premises
             Exhibit B: Spaces Subject to Right of First Offer
             Addendum

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

TENANT                                         LANDLORD



CELL GENESYS, INC., a Delaware corporation     VINTAGE PARK ASSOCIATES, a
                                               California general partnership

By: /s/ Kathleen Sereda Glaub                  By: ITS AUTHORIZED AGENT WCB
    --------------------------------------         PROPERTIES LIMITED
    Its: Chief Financial Officer                   PARTNERSHIP, a Delaware
         ---------------------------------         limited partnership

By:_______________________________________
                                               By: WCB MANAGEMENT GEN-PAR, INC.,
    Its:__________________________________         a Delaware corporation


                                                   By: /s/ Wallace G. Murfit
                                                      --------------------------
                                                      Wallace G. Murfit
                                                      Senior Vice President -
                                                      Northern California

                                 VINTAGE PARK
                            RESEARCH & DEVELOPMENT
                                     LEASE

                               TABLE OF CONTENTS

                                                                                                  Page
 1.  Premises..................................................................................      1
 2.  Term......................................................................................      1
 3.  Rent......................................................................................      1
 4.  Taxes and Operating Expenses..............................................................      2
 5.  Other Taxes...............................................................................      4
 6.  Use.......................................................................................      4
 7.  Utilities.................................................................................      5
 8.  Maintenance, Repairs and Alterations......................................................      6
 9.  Insurance and Indemnity...................................................................      7
10.  Damage or Destruction.....................................................................      9
11.  Eminent Domain............................................................................      9
12.  Assignment and Subletting.................................................................     10
13.  Default by Tenant.........................................................................     13
14.  Default by Landlord.......................................................................     15
15.  Security Deposit..........................................................................     15
16.  Estoppel Certificate......................................................................     16
17.  Subordination.............................................................................     16
18.  Attorneys' Fees...........................................................................     17
19.  Notices...................................................................................     17

20.  General Provisions........................................................................     17
21.  Exhibits..................................................................................     20

EXHIBIT A (Outline of Premises)
EXHIBIT B (Initial Improvement of the Premises)

                           RESEARCH AND DEVELOPMENT


                                   NET LEASE

                             _____________________


THIS LEASE, dated May 21, 1997 for purposes of reference only, is made and entered into by and between VINTAGE PARK ASSOCIATES, a partnership ("Landlord") and_____________________________________________________________________________
________________________________________________________________________________
_______________________________________________________ ("Tenant").


                                  WITNESSETH

1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord for the term of this Lease and at the rental and upon the conditions set forth below, the premises described in the Basic Lease information and identified on the floor plan attached hereto as Exhibit A. Subject to any obligations of Landlord as set forth in an exhibit to this Lease relating to initial improvement of the premises. Tenant shall accept the premises in its "as-is" condition at the commencement of the term. The premises are located within the building (the "Building") commonly known as described in the Basic Lease Information.

2. TERM. The term of this Lease shall commence and, unless sooner terminated as hereinafter provided, shall and on the dates respectively specified in the Basic Lease Information. If Landlord, for any reason whatsoever, cannot deliver possession of the premises to Tenant at the commencement of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, subject to any contrary provisions in any agreement with Landlord related to the initial improvement of the premises, rental shall be waived for the period between commencement of the term and the time when Landlord can deliver possession. No delay in delivery of possession shall operate to extend the term.

3.   RENT.

     (a) Tenant shall pay to Landlord as rental the amount specified in the Basic Lease Information as the Base Rent, payable in advance on the commencement of the term and on or before the first day of each and every successive calendar month during the term. If the term commences on other than the first day of a calendar month, the first payment of rent shall be appropriately prorated on the basis of a 30-day month.

     (b) Tenant shall pay, as additional rent, all amounts of money required to be paid to Landlord by Tenant hereunder in addition to monthly rent, whether or not the same be designated "additional rent." If such amounts are not paid at the time provided in this Lease, they shall nevertheless be a collectable as additional rent with the next installment of monthly rent thereafter falling due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord.

     (c) Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other amounts due hereunder after the expiration of any applicable grace period will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any trust deed covering the premises. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord when due, Tenant shall pay to Landlord a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     (d) Any amount due to Landlord, if not paid when due, shall bear interest from the date due until paid at the rate of 10% per annum or, if a higher rate is legally permissible, at the highest rate legally permitted, provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Tenant.

     (e) All payments due from Tenant to Landlord hereunder shall be made to Landlord without deduction or offset in lawful money of the United States of America at Landlord's address for notices hereunder, or to such other person or at such other place as Landlord may from time to time designate in writing to Tenant.

4.   TAXES AND OPERATING EXPENSES.

     (a) This Lease is a net lease and Base Rent and additional rent shall be paid to and received by Landlord net of all costs and expenses to Landlord other than taxes upon the income of Landlord from all sources. Tenant shall pay its percentage share, as specified in the Basic Lease Information, of all Property Taxes assessed in respect of the Building during the term, and its percentage share of all Operating Expenses paid or incurred by Landlord during the term. For the purposes hereof, "Property Taxes" shall mean all real property taxes and assessments or governmentally imposed fees or charges (and any tax or fee levied wholly or partly in lieu thereof) levied, assessed, confirmed, imposed, or which have become a lien against the Building (which for the purposes of defining "Property Taxes" shall include the land underlying the Building) or payable during the term. For the purposes hereof, "Operating Expenses" shall mean all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building and surrounding property and supporting facilities, including, without limitation: (1) all costs of operation, maintenance and repair of the Building, (2) the cost of all Insurance maintained by Landlord with respect to the Building, and (3) the share allocable to the Building of dues and assessments payable under any reciprocal easement or common area maintenance agreements or declarations or to any owners' associations affecting the Building. Landlord shall not collect in excess of one hundred percent (100%) of all of Landlord's Operating Expenses and Landlord shall not recover, through Operating Expenses, any item of costs more than once. Operating Expenses for each calendar year shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had the total rentable area of the Building been occupied.

     (b) In the event the Building is not separately assessed for tax purposes, then the Property Taxes to be paid by Tenant shall be Tenant's percentage share of the product obtained by multiplying the total of the real property taxes and assessments levied against the tax parcel of which the Building is a part by a fraction the numerator of which is the rentable area of the Building and the denominator of which is total rentable area of all improvements located within the tax parcel of which the Building is a part.

     (c) Tenant shall pay to Landlord each month at the same time and in the same manner as monthly rent Tenant's percentage share of 1/12th of Landlord's estimate of Property Taxes and Operating Expenses for the then current calendar year, which for the calendar year for term commencement as set forth in the Basic Lease Information shall be the monthly amount specified therein. Within 90 days after the close of each calendar year, or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of actual Property Taxes and Operating Expenses for such calendar year. If on the basis of such statement Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall refund such excess to Tenant. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 days after delivery of the statement. The obligations of Landlord and Tenant under this subparagraph with respect to the reconciliation between estimated payments and actual Property Taxes and Operating Expenses for the last year of the term shall survive the termination of the Lease.

5. OTHER TAXES. Tenant shall pay or reimburse Landlord for (i) any taxes upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures, and other personal property located in the premises or leasehold improvements made in or to the premises at Tenants expense, (ii) any taxes, assessments, fees, or charges imposed by any public authority or private community maintenance association upon or by reason of the development possession, use or occupancy of the premises or the parking facilities used by Tenant in connection with the premises, and
     (iii) any gross receipts tax imposed with respect to the rental payable hereunder.

6.   USE.

     (a) The premises shall be used and occupied by Tenant solely for the use set forth in the Basic Lease Information. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, and requirements in effect during the term regulating Tenant's activities or the use by Tenant of the premises. Tenant shall not use or permit the use of the premises in any manner that will tend to create waste or a nuisance, which shall tend unreasonably to disturb other tenants of the Building, or which shall violate the terms of any recorded restrictions affecting the Building, nor shall Tenant place or maintain any signs on or visible from the exterior of the premises without Landlord's written consent, or use any corridors, sidewalks, or other areas outside of the premises for storage or any purpose other than access to the premises. Notwithstanding any other provision of this Lease, Tenant shall not use, keep, or permit to be used or kept on the premises any foul or noxious gas or substance or any hazardous or toxic material, nor shall Tenant do or permit to be done anything in and about the premises, either in connection with activities hereunder expressly permitted or otherwise, which would cause a cancellation of any policy of insurance maintained by Landlord in connection with the premises or the Building or which would violate the terms of any covenants, conditions, or restrictions affecting the Building or the land on which it is located.

     (b) Tenant shall not cause, or allow anyone else to cause, any hazardous, toxic, or radioactive materials (collectively "Hazardous Materials") to be used, generated, stored, or disposed of on or about the premises or the Building without the prior written consent of Landlord, which consent may be withheld in the sole discretion of Landlord, and which consent may be revoked at any time. Tenant shall strictly comply with all statutes, laws, ordinances, rules, regulations, and precautions now or hereafter mandated or advised by any federal, state, local or other governmental agency with respect to the use, generation, storage, or disposal of Hazardous Materials. As herein used, Hazardous Materials shall include, but not be limited to, those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as amended from time to time, and those substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," or other similar designations in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
          Section 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq. and any other governmental statutes, laws, ordinances, rules, regulations, and precautions.

7.   UTILITIES.

     (a) Tenant shall pay for all water, sewer, gas, electricity, heat, cooling energy, telephone, refuse collection, and other utility-type services furnished to Tenant or the premises, together with all related installation or connection charges or deposits. Wherever it is practical to do so such services shall be separately metered or charged to Tenant by the provider thereof and paid for directly by Tenant. To the extent any of the foregoing services are provided by Landlord, Tenant shall reimburse Landlord for all costs incurred by Landlord in connection with the provision of such services based on Landlord's reasonable estimate of the level of Tenant's use or consumption of such services. Landlord shall bill Tenant on a monthly or other periodic basis for such services and payment shall be made by Tenant within 10 days after submittal of Landlord's statement.

     (b) Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting therefrom, and there shall not be any rent abatement, by reason of any interruption or curtailment whatsoever in utility services.

8.   MAINTENANCE, REPAIRS AND ALTERATIONS.

     (a) Subject to the provisions of paragraph 10 below, and except for damages caused by Tenant, its agents or invitees, Landlord shall keep in good condition and repair the foundations and exterior walls and roof of the Building and all common areas within the Building not leased to tenants. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the premises or the Building in good order, condition, and repair.

     (b) Tenant shall, at Tenant's expense, maintain the interior portion of the premises (including, but not limited to, all plumbing and electrical connections, outlets and lightbulbs) and any exterior glass or skylights in good condition and repair. If Tenant fails to do so Landlord may, but shall not be required to, enter the premises and put them in good condition, and Landlord's costs thereof shall automatically become due and payable as additional rent. Tenant shall be responsible for the provision, at its own expense, of appropriate janitorial service for the premises. Tenant shall also cause to be maintained, at its expense and in good operating condition and repair, all heat, ventilating, and air conditioning equipment installed in the premises. If Landlord so elects, Tenant shall retain the services of Landlord or a maintenance company retained by it to perform maintenance of Tenant's heating, ventilating and air conditioning equipment and shall reimburse Landlord for the cost thereof upon demand. At the expiration of the term Tenant shall deliver up possession of the premises in good condition and repair, only ordinary wear and tear excepted.

     (c) Tenant shall not, without Landlord's prior consent, make any alterations, improvements, or additions in or about the premises. In requesting Landlord's consent, Tenant shall submit to Landlord complete drawings and specifications describing such work and the identity of the proposed contractor. As a condition to giving such consent, Landlord may, among other things, require that Tenant remove any such alterations, improvements or additions at the expiration of the term, and to restore the premises to their prior condition. Before commencing any work relating to alterations, additions, or improvements affecting the premises, Tenant shall notify

          Landlord of the expected date of commencement thereof and of the anticipated cost thereof, and shall furnish such information as shall reasonably be requested by Landlord substantiating Tenant's ability to pay for such work. Landlord shall then have the right at any time and from time to time to post and maintain on the premises such notices as Landlord reasonably deems necessary to protect the premises and Landlord from mechanics' liens or any other liens. In any event, tenant shall pay when due all claims for labor or materials furnished to or for Tenant at or for use in the premises. Tenant shall not permit any mechanics' liens to be levied against the premises for any labor or materials furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the premises by or at the direction of Tenant. All alterations, improvements, or additions in or about the premises performed by or on behalf of Tenant shall be done in a first-class, workmanlike manner and in compliance with all applicable laws, ordinances, regulations, and orders of any governmental authority having jurisdiction thereover, as well as the requirements of insurers of the premises and the Building. Upon Landlord's request, Tenant shall remove any contractor, subcontractor, or material supplier from the premises and the Building if the work or presence of such person or entity results in labor disputes in or about the Building, or damage to the premises or Building. Unless Landlord requires their removal, as set forth above, all alterations, improvements, or additions which may be made on the premises shall become the property of Landlord and remain upon and be surrendered with the premises at the expiration of the term; provided, however, that Tenant's machinery, equipment, and trade fixtures, other than any which may be affixed to the premises so that they cannot be removed without material damage to the premises, shall remain the property of Tenant and may be removed by Tenant.

9.   INSURANCE AND INDEMNITY.

     (a) Tenant shall obtain and maintain during the term of this Lease general liability insurance on an occurrence basis with a combined single limit for personal injury and property damage in a form and with carriers acceptable to Landlord and an amount not less than $1,000,000, and employer's liability and workers' compensation insurance as required by law. Tenant's comprehensive general liability insurance policy shall be endorsed to provide that (i) it may not be canceled or altered in such a manner as adversely to affect the coverage afforded thereby without 30 days' prior written notice to Landlord, (ii) Landlord is named as additional insured,

          (iii) the insurer acknowledges acceptance of the mutual waiver of claims by Landlord and Tenant pursuant to subparagraph (b) below, and
          (iv) such insurance is primary with respect to Landlord and that any other insurance maintained by Landlord is excess and noncontributing with such insurance. If, in the opinion of landlord's insurance adviser, based on a substantial increase in recovered liability claims generally, the specified amounts of coverage are no longer adequate, such coverage shall be appropriately increased. Prior to the commencement of the term, Tenant shall deliver to Landlord a duplicate of such policy or a certificate thereof to Landlord for retention by it, with endorsements, and at least 30 days prior to the expiration of such policy or any renewal thereof, Tenant shall deliver to Landlord a replacement or renewal binder, followed by a duplicate policy or certificate within a reasonable time thereafter. If Tenant fails to obtain such insurance or to furnish Landlord any such duplicate policy or certificate as herein required, Landlord may, at its election, without notice to Tenant and without any obligation to do so, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as additional rent for any premium so paid by Landlord.

     (b) Landlord hereby waives all claims against Tenant, and Tenant's officers, directors, partners, employees, agents and representatives for loss or damage to the extent that such loss or damage is insured against under any valid and collectable insurance policy insuring Landlord or would have been insured against but for any deductible amount under any such policy, and Tenant waives all claims against Landlord including Landlord's officers, directors, partners, employees, agents, and representatives for loss or damage to the extent such loss or damage is insured against under any valid and collectable insurance policy insuring Tenant or required to be maintained by Tenant under this Lease, or would have been insured against but for any deductible amount under any such policy.

     (c) As this Lease does not involve the public interest and insurance is available to Tenant which will protect it against such claims, damage, injury or death, Tenant hereby waives all claims against Landlord for damage to any property or injury to or death of any person in, upon or about the premises or the Building arising at any time and from any cause. Tenant shall hold Landlord harmless from and defend Landlord against all claims (except those arising from the solo negligence or willful misconduct of Landlord, its agents, employees or contractors)
          (i) for damage to any property or injury to or death of any person arising from the use of the premises by Tenant, or (ii) arising from the negligence or willful misconduct of Tenant, its employees, agents, or contractors in, upon or about those portions of the

          Building other than the premises, or (iii) any breach or default by Tenant under this Lease. The foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand is to be made or may be made. The provisions of this paragraph 9 shall survive the termination of this Lease with respect to any damage, injury, or death occurring prior to such termination.

10.  DAMAGE OR DESTRUCTION.

     (a) If during the term the premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the premises is materially interfered with, from a risk which is wholly covered by insurance the proceeds of which are made available to Landlord, Landlord shall proceed with reasonable diligence to repair the damage or destruction and this Lease shall not be terminated; provided, however, that if in the opinion of Landlord's architect the work of repair cannot be completed in 90 days Landlord may at its election terminate the Lease by notice given to Tenant.

     (b) If during the term the premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the premises is materially interfered with, from a risk which is not wholly covered by insurance, Landlord may at its election restore the premises or terminate this Lease.

     (c) In case of destruction or damage which materially interferes with Tenant's use of the premises, if this Lease is not terminated as above provided, rent shall be abated during the period required for the work of repair based upon the degree of interference with Tenant's use of the premises. Except for abatement of rent, Tenant shall have no claim against Landlord for any loss suffered by Tenant due to damage or destruction of the premises or any work of repair undertaken as herein provided. The provisions of this paragraph 10 shall supersede any provisions of Section 1932 and Section 1933(4) of the California Civil Code (which might permit Tenant to terminate the Lease or withhold rent) to the contrary.

11. EMINENT DOMAIN. If all or any part of the premises shall be taken as a result of the exercise of the power of eminent domain or sold by Landlord under threat of the exercise of such power, this Lease shall terminate as to the part so taken as of the date of taking or sale, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the premises by notice to the other within 30 days after such date if the portion of the premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the premises for Tenant's purposes. In the event of any taking or such sale, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking or sale of the premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced on a square footage basis.

12.  ASSIGNMENT AND SUBLETTING.

     (a) Tenant shall not assign this Lease or any interest herein or sublet the premises or any part thereof without the prior consent of Landlord, which consent shall not be unreasonably withheld; Tenant shall not hypothecate this Lease or any interest herein or permit the use of the premises by any party other than Tenant without the prior consent of Landlord, which consent may be withheld by Landlord in its absolute discretion. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, current financial statements of any proposed assignee or sublessee and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved therein.

     (b) Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

          (1)  if the proposed assignee or sublessee is a governmental agency;

          (2) if, in Landlord's reasonable judgment, the use of the premises by the proposed assignee or sublessee would entail any alterations which would lessen the value of the leasehold improvements in the premises, or would require increased services by Landlord;

          (3) if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms, or the character, reputation or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building;

          (4) in the case of a subletting of less than the entire premises, if the subletting would result in the division of the premises into more than two subparcels, would create a subparcel of a configuration that is not suitable for normal leasing purposes, or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the premises; or

          (5) if at the time consent is requested or at any time prior to the granting of consent, Tenant is in default under the Lease or would be in default under the Lease but for the pendency of any grace or cure period under paragraph 13 below.

     (c) If at any time or from time to time during the term of this Lease Tenant desires to sublet all or any part of the premises, Tenant shall give notice to Landlord setting forth the terms of the proposed subletting and the space so proposed to be sublet. Landlord shall have the option, exercisable by notice given to Tenant within 20 days after Tenant's notice is given, either to sublet from Tenant such space at the rental and other terms set forth in Tenant's notice, or, if the proposed subletting is for the entire premises for a sublet term ending within the last year of the term of this Lease, to terminate this Lease. If Landlord does not exercise such option, Tenant shall be free to sublet such space to any third party on the same terms set forth in the notice given to Landlord, subject to obtaining Landlord's prior consent as hereinabove provided.

     (d) As used in this paragraph 12, the term "assign" or "assignment" shall include, without limitation, any sale, transfer, or other disposition of all or any portion of Tenant's estate under this Lease, whether voluntary or involuntary, and whether by operation of law or otherwise including any of the following:

          (1) If Tenant is a corporation: (i) any dissolution, merger, consolidation, or other reorganization of Tenant or (ii) a sale of more than 50% of the value of the assets of Tenant or (iii) if Tenant is a corporation with fewer than 500 shareholders, sale or other transfer of a controlling percentage of the capital stock of Tenant. The phrase "controlling percentage" means the ownership of, and the right to vote, stocks possessing at least 50% of the total combined voting power of all classes of Tenant's stock issues, outstanding and permitted to vote for the election of directors;

          (2) If Tenant is a trust the transfer of more than 50% of the beneficial interest of Tenant, or the dissolution of the trust;

          (3) If Tenant is a partnership or joint venture, the withdrawal, or the transfer of the interest of any general partner or joint venturer or the dissolution of the partnership or joint venture;

          (4) If Tenant is composed of tenants-in-common, the transfer of interest of any co-tenants or the partition or dissolution of the co-tenancy.

     (e) No sublessee (other than Landlord if it exercises its option pursuant to subparagraph(c) above) shall have a right further to sublet, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease.

     (f) In the case of an assignment, all sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the unamortized cost of leasehold improvements paid for by Tenant, and the cost of any real estate commissions incurred in connection with such assignment. In the event such consideration is received by Tenant in installments, the portion of each installment to be paid to Landlord shall be determined by multiplying the installment by a fraction, the numerator of which is the total amount of the foregoing permitted deductions and the denominator of which is the total consideration receivable by Tenant as a result of such assignment.

     (g) In the case of a subletting, all sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (i) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the premises, (ii) the cost of leasehold improvements made to the sublet portion of the premises at Tenant's cost, amortized over the term of this Lease except for leasehold improvements made for the specific benefit of the sublessee, which shall be amortized over the term of the sublease, and (iii) the cost of any real estate commissions incurred in connection with such subletting, amortized over the term of the sublease.

     (h) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

     (i) In the event Tenant shall assign or sublet the premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection therewith.

13.  DEFAULT BY TENANT.

     (a)  The following events shall constitute events of default under this
          Lease:

          (1) a default by Tenant in the payment of any rent or other sum payable hereunder for a period of 10 days after the same is due, provided that if Tenant has failed one or more times in any twelve-month period to pay any rent or other sum within 10 days after the due date, no grace period shall thereafter be applicable hereunder;

          (2) a default by Tenant in the performance of any of the other terms, covenants, agreements, or conditions contained herein and, if the default is curable, the continuation of such default for a period of 10 days after notice by Landlord or beyond the time reasonably necessary for cure if the default is of the nature to require more than 10 days to remedy, provided that if Tenant has defaulted in the performance of the some obligation one or more times in any twelve-month period and notice of such default has been given by Landlord in each instance, no cure period shall thereafter be applicable hereunder:

          (3) the bankruptcy or insolvency of Tenant, any transfer by Tenant in fraud of creditors, assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within 60 days thereafter; the appointment of a receiver for a substantial part of the assets of Tenant; or the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution; or

          (4)  the abandonment of the premises.

     (b) Upon the occurrence of any event of default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, do any of the following:

          (1) Landlord shall have the right, so long as such default continues, to give notice of termination to Tenant, and on the date specified in such notice this Lease shall terminate.

          (2) In the event of any such termination of this Lease, Landlord may then or at any time thereafter, re-enter the premises and remove therefrom all persons and property and again repossess and enjoy the premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

          (3) In the event of any such termination of this Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in event of such termination shall include, without limitation, (i) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid rent for balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided, (ii) all legal expenses and other related costs incurred by Landlord following Tenant's default, (iii) all costs incurred by Landlord in restoring the premises to good order and condition, or in remodeling, renovating or otherwise preparing the premises for reletting, and (iv) all costs (including, without limitation, any brokerage commissions) incurred by Landlord in reletting the premises.

          (4) For the purpose of determining the unpaid rent in the event of a termination of this Lease, or the rent due hereunder in the event of a reletting of the premises, the monthly rent reserved in this Lease shall be deemed to be the sum of the rental due under paragraph 3 above and the amounts last payable by Tenant pursuant to paragraph 4 above.

          (5) After terminating this Lease, Landlord may remove any and all personal property located in the premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant.

     (c) Even though Tenant has breached this Lease and abandoned the premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rental as it becomes due under this Lease. Acts of maintenance or preservation, efforts to relet the premises, or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease, shall not constitute a termination of Tenant's right to possession.

     (d) The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity, by statute or otherwise.

14. DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord hereunder within a reasonable time, but in no event later than 30 days after notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than 30 days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30 day period and thereafter diligently prosecutes the same to completion.

15. SECURITY DEPOSIT. On execution of this Lease Tenant shall deposit with Landlord the sum specified in the Basic Lease Information (the "deposit"). The deposit shall be held by Landlord as security for the performance by Tenant of all of the provisions of this Lease. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply, or retain all or any portion of the deposit for the payment of any rent or other charge in default, or the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the deposit, then within 10 days after demand therefor Tenant shall deposit cash with Landlord in an amount sufficient to restore the deposit to the full amount thereof, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the premises. No trust relationship is created herein between Landlord and Tenant with respect to the deposit.

16.  ESTOPPEL CERTIFICATE.

     (a) Tenant shall at any time upon not more than 10 days' prior notice from Landlord execute, acknowledge and deliver to Landlord a statement certifying (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) (ii) the date to which the rent, security deposit, and other sums payable hereunder have been paid, (iii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed, and (iv) such other matters as may reasonably be requested by Landlord. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Building.

     (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant, (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord,
          (ii) that there are no uncured defaults in Landlord's performance, and
          (iii) that not more than one month's rent has been paid in advance.

     (c) If Landlord desires to finance or refinance the Building, Tenant agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

17. SUBORDINATION. This Lease, at Landlord's option, shall subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior to or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. If any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; if any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, or to evidence such attornment.

18. ATTORNEYS' FEES. If as a result of any breach or default in the performance of any of the provisions of this Lease, Landlord uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all attorneys' fees and expenses so incurred by Landlord, provided that if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant shall be entitled to recover for the fees of its attorneys in such amount as the court may adjudge reasonable.

19. NOTICES. All notices, consents, demands, and other communications from one party to the other given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information or to such other place as Tenant may from time to time designate in a notice to Landlord; to Landlord at the address specified in the Basic Lease Information, or to such other place and with such other copies as Landlord may from time to time designate in a notice to Tenant; or, in the case of Tenant, delivered to Tenant at the premises.

20.  GENERAL PROVISIONS.

          (a) This Lease shall be governed by and construed in accordance with the laws of the state of California.

          (b) The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

          (c) This Lease contains all agreements of the parties with respect to any matter mentioned herein and only may be modified in a writing executed by the parties.

          (d) No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

          (e) If Tenant remains in possession of the premises or any part thereof after the expiration of the term with the consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of twice the last month's rental during the term plus all other charges payable hereunder, and upon all of the terms hereof.

          (f) Subject to the provisions of this Lease restricting assignment or subletting by Tenant, this Lease shall bind the parties, their personal representatives, successors, and assigns.

          (g) Landlord and Landlord's agents shall have the right to enter the premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements, or additions to the premises or to the Building as Landlord may deem necessary or desirable. Landlord may at any time during the last 120 days of the term place on or about the premises any ordinary "For Lease" sign.

          (h) The voluntary or other surrender of this Lease by Tenant, the mutual cancellation thereof or the termination of this Lease by Landlord as a result of Tenant's default shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

          (i) If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors and that this Lease is binding upon the corporation in accordance with its terms.

          (j) The term "Landlord" as used herein means the then owner of the Building and in the event of a sale of the Building the selling owner shall be automatically relieved of all obligations of Landlord hereunder, except for acts or omissions of Landlord theretofore occurring.

          (k) Tenant covenants for itself, its heirs, executors, administrators. and assigns, and all persons claiming under or through it, and this Lease is made and accepted upon it subject to the condition that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, religion, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, use, occupancy, tenure, or enjoyment of the premises herein leased nor shall the Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, subtenants, or vendees in the premises.

          (l)  The term "day" as used herein means a calendar day.

          (m) The obligations of Landlord under this Lease do not constitute personal obligations of the partners, directors, officers, shareholders, or trustees of Landlord, and Tenant shall look solely to the Building and to no other assets of the Landlord or any of its trustees, partners, officers, directors, employees, or consultants for satisfaction of any liability in respect of this Lease and Tenant will not seek recourse against the individual partners, directors, officers, shareholders, or trustees of Landlord or any of their personal assets for such satisfaction.

          (n) Within 10 days of Landlord's request therefor, Tenant shall execute and deliver such amendments of this Lease as shall have been required by Landlord's lender in connection with the making of a loan to be secured by the premises or the Building, provided such amendment does not increase the obligations of Tenant under this Lease or materially adversely affect Tenant's leasehold interest. Such amendment shall include, without limitation, one requiring Tenant to provide any such lender with notices hereunder or a copy of notices sent to Landlord hereunder, or granting any such lender reasonable opportunities to cure any default by Landlord under this Lease .

21. EXHIBITS. The exhibits and addendum, if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part hereof.

     IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below.

TENANT                                       LANDLORD


By: /s/ Kathleen Sereda Glaub                VINTAGE PARK ASSOCIATES, a
   ----------------------------------
   Its: Chief Financial Officer              California general partnership
       ------------------------------
                                             By: ITS AUTHORIZED AGENT
                                                 WCB PROPERTIES LIMITED
By:__________________________________            PARTNERSHIP, a Delaware
   Its:______________________________            limited partnership

                                             By: WCB MANAGEMENT GEN-PAR, INC., a
                                                 Delaware corporation

                                                   By: /s/ Wallace G. Murfit
                                                      --------------------------
                                                      Its: V.P.
                                                          ----------------------

Date of Execution                            Date of Execution
by Tenant: __________________________        by Landlord: 12/9/94
                                                          ----------------------

                               ADDENDUM TO LEASE

     THIS ADDENDUM TO LEASE ("Addendum") is dated for reference purposes as of November 1, 1994, and is made between VINTAGE PARK ASSOCIATES, a partnership ("Landlord"), and CELL GENESYS, INC. a Delaware corporation ("Tenant"), to be a part of that certain Research and Development Lease, of even date herewith between Landlord and Tenant (herein the "Lease Form") concerning approximately 56,255 square feet of space, located in Vintage Park (the "Project"), Foster City, State of California (the "Premises"). That certain improved real property constituting the Project is described with particularity on Exhibit A attached
                                                            ---------
to the Lease Form and incorporated herein by this reference. Landlord and Tenant agree that the Lease Form is hereby modified and supplemented as follows:

1.   Amendment of Paragraph 1:
     ------------------------

     The following language is hereby added at the end of Paragraph 1 of the Lease Form to read as follows:

     (a) Notwithstanding anything to the contrary in the Lease, Tenant shall have the nonexclusive right to use the parking areas and other areas of common use located in the Project.

     (b) Tenant's acceptance of the Premises shall not be deemed a waiver of any of Landlord's repair, maintenance or replacement obligations set forth elsewhere in the Lease. Tenant's acceptance of that portion of the Premises depicted on Exhibit A-4 hereto (the "Exhibit A-4 Space") or the Oracle Diagnostics space (defined in Paragraph 25 of this Addendum) shall not be deemed a waiver of Tenant's right to have defects in such portion of the Premises repaired at Landlord's sole expense, including, without limitation, the heating, ventilating, and air conditioning system. For purposes of this paragraph 1, a "defect" is a failure of a Building component or system to be in good working order and condition, but shall not mean a failure of a Building component or system or the premises to be fit for Tenant's intended purposes. Tenant shall give notice to Landlord whenever any such defect becomes reasonably apparent, and Landlord shall repair such defect as soon as practicable. Landlord shall provide Tenant the benefits of all warranties with respect to the Premises which would reduce Tenant's maintenance obligations hereunder and shall cooperate with Tenant to enforce all such warranties.

     (c) Landlord represents and warrant's that, to the best of Landlord's knowledge, there will be no Hazardous Materials in, on, under or about the Exhibit A-4 Space as of the date on which the term of the Lease commences and that there will be no Hazardous Materials in, on, under or about the Oracle Diagnostics Space as of the date on which Tenant takes possession of such space pursuant to Paragraph 25 of this Addendum. If, on or before the date of the commencement of the term of the Lease, Landlord becomes aware that the foregoing representation and warranty is not true with respect to the Exhibit A-4 Space, Landlord shall so notify Tenant in writing. Tenant shall have the right to terminate the Lease with respect to the Exhibit A-4 Space within five (5) days after receipt of such notice from Landlord. If, prior to the date on which Tenant takes possession of the Oracle Diagnostics Space pursuant to Paragraph 25 of this Addendum, Landlord becomes aware that the foregoing representation and warranty is not true with respect to the Oracle Diagnostics Space, Landlord shall so notify Tenant, and Tenant shall have the right to rescind any option exercised prior to the date of such notice or rescind any lease Tenant has entered into with respect to such space within five (5) days after receipt of such notice from Landlord. If Tenant's lease of the Oracle Diagnostics Space is accomplished by adding it to the space leased pursuant to the Lease, the foregoing right to terminate any lease entered into with respect to the Oracle Diagnostics Space shall operate to terminate this Lease with respect to the oracle Diagnostics Space only.

2.   Amendment of Paragraph 3:
     ------------------------

     The following language is hereby added at the end of Paragraph 3 of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease, (i) no late charge or interest shall be imposed on Tenant with respect to any overdue payment subject to the payment of a late charge or interest (or both) under this Lease until such payment is more than three (3) days delinquent.

4.   Amendment of Paragraph 4:
     ------------------------

The last sentence of Paragraph 4(a) of the Lease Form is hereby deleted.

     The following language is hereby added at the end of Paragraph 4 of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease, in no event shall Tenant have any obligation to perform or to pay directly, or to reimburse Landlord for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, charges, costs and expenses (collectively "Costs") :

          A.   Losses Caused By Others:  Costs occasioned by the act, omission
               -----------------------
or violation of Law by Landlord, any other occupant of the Project, or their respective agents, employees or contractors.

          B.   Casualties and Condemnations:  Costs occasioned by fire, acts of
               ----------------------------
God, or other casualties or by the exercise of the power of eminent domain.

          C.   Capital Improvements:  Costs relating to repairs, alterations,
               --------------------
improvements, equipment and tools which would properly be capitalized under generally accepted accounting principles, except to the extent that (i) the foregoing reduces the expenses otherwise payable by Tenant under the Lease and
(ii) Tenant's share of such Cost during any twelve-month period of the Lease is equitably determined based on Tenant's usage and amortized over the useful life of the capital item in question.

          D.   Reimbursable Expenses:  Costs for which Landlord has a right of
               ---------------------
reimbursement from others.

          E.   Real Estate Taxes:  Taxes, assessments, all other governmental
               -----------------
levies, and any increases in the foregoing occasioned by or relating to (i) assessments and other fees for improvements and services which do not benefit the Premises or (ii) construction of improvements for other occupants of the Project.

          F.   Construction Defects:  Costs to correct any construction defect
               --------------------
in the Premises or the Project or to comply with any CC&R, underwriter's requirement or Law applicable to the Premises or the Project on the Commencement Date.

          G.   Interior Improvements:  The cost of any renovation, improvement,
               ---------------------
painting or redecorating of any portion of the Project not made available for Tenant's use.

          H.   Leasing Expenses:  Fees, commissions, attorneys' fees, Costs or
               ----------------
other disbursements incurred in connection with negotiations or disputes with any other occupant of the Project and Costs arising from the violation by Landlord or any occupant of the Project (other than Tenant) of the terms and conditions of any lease or other agreement.

          I.   Reserves:  Depreciation, amortization or other expense reserves.
               --------

          J.   Mortgages:  Interest, charges and fees incurred on debt, payments
               ---------
on mortgages and rent under ground leases.

          K.   Concessions and Parking:  Costs incurred in connection with the
               -----------------------
operation of any parking or commercial concession within the Project.

          L.   Promotion:  Advertising or promotional Costs.
               ---------

          M.   Capital Leases:  Lease payments and Cost for capital machinery
               --------------
and equipment, such as air conditioners, elevators, and the like.

          N.   Art:  Costs of sculptures, fountains, paintings and other art
               ---
objects.

          O.   Insurance:  Insurance  Costs for coverage not  customarily
               ---------
paid by tenants of similar projects in the vicinity of the Premises, increases in insurance Costs caused by the activities of another occupant of the Project, insurance deductibles, and co-insurance payments.

          P.   Hazardous Materials:  Costs incurred to investigate the presence
               -------------------
presence of any Hazardous Material (defined in Paragraph 6 of the Lease) , Costs to respond to any claim of Hazardous Material contamination or damage, Costs to remove any Hazardous Material from the Project and any judgments or other Costs incurred in connection with any Hazardous Material exposure or releases, except to the extent caused by the storage, use or disposal of the Hazardous Material in question by Tenant.

          Q.   Management:  Wages, salaries, compensation, and labor burden for
               ----------
any employee not stationed on the Project on a full-time basis or any fee, profit or compensation retained by Landlord or its affiliates for management and administration of the Project in excess of the management fee which would be charged by a professional management services for operation of comparable projects in the vicinity. Notwithstanding the foregoing, throughout the term of the Lease, Tenant's percentage share of management fees will not exceed one percent (1%) of rent and expenses collected, and the amount paid by Tenant as Tenant's percentage share of any management fees incurred by Landlord as part of Operating Expenses shall not increase by more than 3% in any one calendar year. For purposes of this paragraph 4 (Q), the base year for management fees shall be 1994.

          R.   Duplication:  Costs and expenses for which Tenant reimburses
               -----------
Landlord directly or which Tenant pays directly to a third person.

5.   Amendment of Paragraph 6:
     ------------------------
          The words "Notwithstanding any other provisions of this Lease" are hereby deleted from the fourth (4th) sentence of Paragraph 6(a) of the Lease Form.

     The following language is hereby added at the end of Paragraph 6(b) of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease:

          A. Landlord acknowledges that Tenant will use, generate, store and dispose of Hazardous Materials (defined in Paragraph 6(b) of the Lease Form) which are necessary or desirable in connection with Tenant's use of the Premises as set forth in the Basic Lease Information. Tenant shall comply with applicable laws and regulations in connection with such use, storage and disposal.

          B. Landlord acknowledges that Tenant will use the Premises as indicated in the Basic Lease Information, and Landlord acknowledges (i) other tenants in the Project use portions of the Project for similar purposes and (ii) electricity, water, janitorial, heating, ventilating, air conditioning and other services, at the levels generally provided for similar uses in comparable buildings in the vicinity of the Premises, will be available to Tenant at all times during the Lease term.

          C. Tenant shall not be required to construct or pay the cost of complying with any CC&R's, underwriter's requirements or Laws requiring construction of improvements in the Premises which are properly capitalized under general accounting principles, unless such compliance is necessitated solely because of Tenant's particular use of the Premises.

6.   Amendment of Paragraph 8:
     ------------------------

     The following language is hereby added at the end of Paragraph 8 of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease:

          A.   Repairs and Maintenance:  Landlord shall perform and construct,
               -----------------------
and Tenant shall have no responsibility to perform or construct, any repair, maintenance or improvement (i) necessitated by the acts or omissions of Landlord or any other occupant of the Project, or their respective agents, employees or contractors, (ii) occasioned by fire, acts of God or other casualty or by the exercise of the power of eminent domain, (iii) required as a consequence of any violation of applicable building codes or construction defect in the Premises or the Project as of the Commencement Date, (iv) for which Landlord has a right of reimbursement from others, (v) which would be treated as a "capital expenditure" under generally accepted accounting principles, and (vi) to any portion of the Project outside of the demising walls of the Premises. Tenant's obligation, if any, to reimburse Landlord for the costs of such repairs, maintenance and improvements shall be governed by the other provisions of this Lease.

          B.   Surrender:  Tenant's obligation to surrender the Premises shall
               ---------
be fulfilled if Tenant surrenders possession of the Premises with each portion of the Premises in the condition existing at the commencement of the Lease with respect to that portion, ordinary wear and tear, acts of God, casualties, condemnation, Hazardous Materials (other than those stored, used or disposed of by Tenant in or about the Premises), and interior improvement which Landlord states in writing may be surrendered at the termination of the Lease excepted.

          C.   Alterations, Additions and Improvements:
               ---------------------------------------

               (i) Tenant may construct non-structural alterations, additions and improvements ("Alterations") in the Premises without Landlord's prior approval, if the cost of such work does not exceed Five Thousand Dollars ($5,000). If Landlord's consent is required for an Alteration and Landlord does not notify Tenant in writing of its approval or disapproval within fifteen (15) days following Tenant's request for approval, then Landlord shall be deemed to have approved the proposed Alteration. Landlord shall not unreasonably withhold its consent to any proposed alteration.

               (ii) Upon request, Landlord shall advise Tenant in writing whether it reserves the right to require Tenant to remove any Alterations from the Premises upon termination of the Lease.

               (iii) All Alterations, trade fixtures and personal property installed in the Premises at Tenant's expense ("Tenant's Property") shall at all times remain Tenant's property and Tenant shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. Except for Alterations which cannot be removed without structural injury to the Premises, at any time Tenant may remove Tenant's Property from the Premises, provided Tenant repairs all damage caused by such removal.

               (iv) Landlord shall have no lien or other interest whatsoever in any item of Tenant's Property, or any portion thereof or interest therein located in the Premises or elsewhere, and Landlord hereby waives all such liens and interests. Within ten (10) days following Tenant's request, Landlord shall execute documents in reasonable form to evidence Landlord's waiver of any right, title, lien or interest in Tenant's Property located in the Premises.

               (v) Tenant shall have no obligation to insure any property in the Premises, other than Tenant's Property, from fire or any other casualty and Tenant shall be entitled to all insurance proceeds and condemnation awards and settlements payable with respect to Tenant's Property.

7.   Amendment of Paragraph 9:
     ------------------------

     The following language is hereby added at the end of Paragraph 9 of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease:

          A.   Tenant shall not indemnify or release Landlord with respect to:
(i) the negligence or willful misconduct of Landlord, the other occupants of the Project, or their respective agents, employees, contractors or invitees; or (ii) a breach of Landlord's obligations or representations under this Lease.

          B. Landlord shall indemnify, defend, protect and hold harmless Tenant from all damages, liabilities, claims, judgments, actions, attorneys' fees, consultants' fees, cost and expenses arising from the negligence or willful misconduct of Landlord or its employees, agents, contractors or invitees occurring outside the Premises, but only to the extent of the greater of (i) actual insurance coverage or (ii) insurance coverage under a policy or policies of insurance required to be maintained pursuant to this Lease.

          C. Landlord shall indemnify, defend, protect and hold Tenant, its employees, agents, officers and directors, harmless from and against any claims, actions, suits, proceedings, judgments, losses, costs, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees) resulting from or arising out of the presence of any Hazardous Materials on, under, in or about the Premises, the Building and/or the Project, prior to the Commencement Date of this Lease. Landlord waives all claims, known or unknown, against Tenant with respect to any Hazardous Materials on, under, in or about the Premises, the Building and/or the Project after the Commencement Date if such Hazardous Materials were not released, emitted or discharged by Tenant or persons under Tenant's control, and Tenant shall have all rights against Landlord with respect to such Hazardous Materials which are available at law or in equity.

          D. Tenant shall indemnify, defend, protect and hold Landlord, its partners and its and their employees, agents, offices and directors, harmless from and against all claims, actions, suits, proceedings, judgments, losses, costs, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees) resulting from or arising out of the presence, release, emission or discharge by Tenant or persons under Tenant's control, of Hazardous Materials or, in, under or from the Premises.

          E. The indemnities of Landlord and Tenant granted in this Paragraph 9 shall survive expiration or sooner termination of the term of this Lease and shall survive any transfer or sale of all or any portion of the Project.

8.   Amendment of Paragraph 10:
     -------------------------

     The following language is hereby added at the end of paragraph 10 of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease:

          A. Landlord shall carry the standard form of risk of direct physical loss insurance excluding earthquake and flood. Landlord shall also carry commercially reasonable liability insurance covering the Project, which shall include, without limitation, a broad form blanket contractual liability endorsement.

          B. Landlord shall not have the right to terminate the Lease if damage to or destruction of the Premises or the Building, or both, results from a casualty ordinarily covered by insurance required to be carried by Landlord under the Lease.

          C. In the case of damage which is not required to be covered by insurance, Landlord shall not have the right to terminate the Lease (i) if the damage is relatively minor (e.g., repair or restoration would take fewer than one hundred eighty (180) days or would cost less than ten percent (10%) of the replacement cost of the Building) or (ii) if Tenant agrees to pay the cost of repair in excess of a pre-agreed base amount.

          D. Landlord shall notify Tenant within fifteen (15) days following any damage to or destruction of the Premises (or the Building if such damage or destruction interferes with Tenant's use of the Premises) the length of time Landlord reasonably estimates to be necessary for repair or restoration. Tenant shall have the right to terminate the Lease within fifteen (15) days following receipt of such notice if restoration or repair of the Premises will take more than one hundred eighty (180) days.

          E. If the Lease is not terminated by Landlord or Tenant pursuant to this Paragraph 10, Landlord shall restore the Building and all tenant improvements installed by Landlord to the condition in which they existed immediately prior to the destructive event.

9.   Amendment of Paragraph 11:
     -------------------------

     The following language is hereby added at the end of Paragraph 11 of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease, Tenant shall receive a portion of the condemnation proceeds (whether by award or payment under threat of condemnation) awarded explicitly for (i) the unamortized value, allocable to the remainder of the Lease term, of any improvements installed at Tenant's expense, which are not removable; and (ii) Tenant's moving cost. Tenant shall have the right to seek a separate award from the condemning authority for Tenant's interests.

10.  Amendment of Paragraph 12:
     -------------------------

          A. Subparagraphs 12(f) and 12(g) of the Lease are deleted and the following paragraph is added in their place:

     In the case of an assignment or in the case of a subletting, all sums or other economic consideration received by Tenant as a result of that assignment or subletting over and above all sums due to Landlord from Tenant, shall be retained by Tenant; provided that in the case of a subletting, once Tenant has received an amount in excess of all sums due Landlord prorated over the portion of the Premises sublet which is adequate to recover that portion of the original cost to Tenant of the improvements made to the sublet portion of the Premises which has not yet been amortized over the term of the Prior Lease (as defined in paragraph 28 of the Addendum) and of this Lease, together with out-of-pocket costs such as brokerage commissions, legal fees and tenant improvements incurred in connection with such subletting, then one-half of all amounts received by Tenant in connection with the subletting which are in excess of amounts payable to Landlord for the sublet portion, shall be paid to Landlord as and when received by Tenant.

          B. The last sentence of Paragraph 12(h) of the Lease Form is hereby deleted.

          C. The following language is hereby added at the end of Paragraph 12 of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease:

     Tenant may, without Landlord's prior written consent and without any participation by Landlord in assignment and subletting proceeds, sublet the Premises or assign the Lease to: (i) a subsidiary, affiliate, division or corporation controlled or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy reorganization, or government action; or (iii) a purchaser of substantially all of Tenant's assets located in the Premises. For the purpose of this Lease, sale of Tenant's capital stock through any public exchange shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises. Landlord's consent to any proposed assignment or subletting or use of the Premises by any party other than Tenant shall not be unreasonably withheld or delayed, and, if not given or withheld within fourteen (14) days following Tenant's written request for consent, shall be deemed given. At Tenant's request, Landlord shall execute and acknowledge a Nondisturbance, Recognition and Attornment Agreement benefiting each subtenant named in any sublease approved by Landlord.

11.  Amendment of Paragraph 13:
     -------------------------

          A.   The following subparagraph (5) is hereby added to Paragraph 13
(a) of the Lease, to read as follows:

     (5) an Event of Default under that certain Research and Development Lease of even date herewith between Tenant and Landlord with respect to premises located at 344 Lakeside Drive, Foster City.

          B. The following language is hereby added at the end of Paragraph 13 of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease (i) no Event of Default on the part of Tenant shall have occurred as a result of Tenant's failure to perform any covenant of this Lease, (other than a covenant to pay money to Landlord), unless Tenant's failure to perform such covenant continues after Tenant's actual receipt of written notice for a period of thirty (30) days or such longer time as may reasonably be required to cure the default; and (ii) no Event of Default on the part of Tenant shall have occurred solely because Tenant abandons or vacates the Premises, or as a consequence of the filing of an involuntary bankruptcy petition, the appointment of a receiver, the attachment of any interest in the Lease or of Tenant's other assets or the exercise by any third party of any other remedy with respect to Tenant, Tenant's interest in this Lease or Tenant's other assets, unless the petition, receiver, attachment or other remedy is not discharged within sixty (60) days.

12.  Amendment of Paragraph 15:
     -------------------------

     The following language is hereby added at the end of paragraph 15 of the Lease to read as follows:

     Notwithstanding anything to the contrary in the Lease, Tenant may provide the deposit in the form of a certificate of deposit in the amount of the deposit, issued by a bank in San Francisco or San Mateo County, with interest payable to Tenant. The certificate of deposit shall provide that the balance cannot be drawn down by Tenant without Landlord's consent but that the balance may be drawn down by Landlord at any time for use as the deposit.

13.  Amendment of Paragraph 16:
     -------------------------

     The following language is hereby added at the end of Paragraph 16 of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease:

          A. Landlord shall at any time upon not more than 10 days' prior notice from Tenant execute, acknowledge and deliver to Tenant a statement certifying (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect); (ii) the date to which the rent, security deposit, and other sums payable hereunder have been paid; (iii) acknowledging that there are not, to Landlord's knowledge, any uncured defaults on the part of the Tenant hereunder, or specifying such defaults, if any, which are claimed; and (iv) such other matters as may reasonably be requested by Tenant. Any such statement may be conclusively relied upon by any prospective sublessee or assignee of all or any part of Tenant's interest in the Premises.

          B. Landlord's failure to deliver such statement within such time shall be conclusive upon Landlord, (i) that this Lease is in full force and effect, without modification except as may be represented by Tenant, and (ii) that there are no uncured defaults in Tenant's performance.

14.  Amendment of Paragraph 17:
     -------------------------

     The following language is hereby added at the end of Paragraph 17 of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease:

     This Lease shall not be subject to or subordinate to any ground or underlying lease or to any lien, mortgage, deed of trust, or security interest now or hereafter affecting the Premises, nor shall Tenant be required to execute any documents subordinating this Lease, unless the ground lessor, lender, or other holder of the interest to which this Lease shall be subordinated contemporaneously executes a recognition and nondisturbance agreement which (i) provides that this Lease shall not be terminated so long as Tenant is not in default under this Lease and (ii) recognizes all of Tenant's rights hereunder. Landlord shall use commercially responsible good faith efforts to obtain from any holders in the future of interests in the Premises to which this Lease will be subordinate, a customary subordination and non-disturbance agreement, the benefits of which will be transferable to an assignee or subtenant of Tenant. As a condition of such efforts by Landlord, the identity of the Proposed assignee or subtenant shall be reasonably acceptable to Landlord and shall be acceptable to any such ground lessor, lender or other holder of a prior interest at the time of the proposed assignment or subletting. Further, Tenant shall have no obligation to attorn to any successor-in-interest or ground lessor, nor to execute any documents evidencing attornment, unless the successor-in-interest or ground lessor in question assumes, in writing, all obligations of the Landlord under this Lease. If Landlord sells or otherwise conveys its interest in the Premises, Landlord shall not be relieved of its obligations under the Lease, unless and until Landlord transfers any security deposit of Tenant to its successor and the successor assumes in writing the obligations to be performed by Landlord on and after the effective date of the transfer. Tenant's obligations under this Lease are conditioned upon Landlord's obtaining a written Nondisturbance and Attornment Agreement, in form and substance reasonably acceptable to Tenant, from the current holder of any lien encumbering all or any part of the Premises. Landlord will use its good faith efforts to obtain such an agreement with respect to the Oracle Diagnostics space if Tenant exercises its expansion rights under Paragraph 25 of this Addendum.

15.  Amendment of Paragraph 18:
     -------------------------

     The following language is hereby added at the end of Paragraph 18 of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease:

     If either Landlord or Tenant shall bring any action or legal proceeding for an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease or otherwise to enforce, protect or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys' fees, court costs, and expert fees as may be fixed by the court. "Prevailing party" as used in this Paragraph 18 includes a party who dismisses an action for recovery hereunder in exchange for sums allegedly due, performance of covenants allegedly breached or considerations substantially equal to the relief sought in the action.

16.  Amendment of Paragraph 19:
     -------------------------

     The following language is hereby added at the end of Paragraph 19 of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease, any notice or report required or desired to be given regarding this Lease shall be in writing may be given by personal delivery, by facsimile, by courier service or by mail. Any notice or report addressed to Tenant at the Premises or to Landlord at the address specified in the Basic Lease Information, as appropriate, shall be deemed to have been given (i) on the third business day after mailing if such notice or report was deposited it the United States mail, certified or registered, postage prepaid, (ii) when delivered if given by personal delivery,
(iii) one day following deposit, cost prepaid, with Federal Express or similar private carrier, (iv) instantaneously upon confirmation of receipt of facsimile, and (v) in all other cases when actually received. Either party may change its address by giving notice of the sane in accordance with this Paragraph.

17.  Amendment of Paragraph 20(d):
     ----------------------------

     The following language is hereby added at the end of Paragraph 20(d) of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease:

     No waiver of any provision hereof shall be deemed a waiver of any other provision or of any subsequent breach of the same or any other provision. Approval of any act shall not be deemed to render unnecessary the obtaining of consent to approval of any subsequent act.

18.  Amendment of Paragraph 20(g):
     ----------------------------

     The following language is hereby added at the end of Paragraph 20(g) of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease:

     Landlord and Landlord's agents, except in the case of emergency, shall provide Tenant with twenty-four (24) hours' notice prior to entry of the Premises. Such entry by Landlord and Landlord's agents shall not impair Tenant's operations more than reasonably necessary. During any such entry, Landlord and Landlord's agents shall at all times be accompanied by Tenant.

19.  Amendment of Paragraph 20(j):
     ----------------------------

     The following language is hereby added at the end of Paragraph 20(j) of the Lease Form to read as follows:

     Notwithstanding anything to the contrary in the Lease:

     Upon transfer of the Premises during the term of this Lease, including any extended term, Landlord shall transfer any portion of the deposit then held by Landlord (or any rights Landlord might then have with respect to the deposit or any portion thereof) to Tenant or to Landlord's successor in interest in accordance with the applicable provisions of California Civil Code Section 1950.7 or any successor statute(s), and if Landlord fails to do so, Landlord shall continue to be liable to Tenant for performance of such obligation.

20.  Amendment of Paragraph 20:
     -------------------------

     The following language is hereby added at the end of Paragraph 20:

     Notwithstanding anything to the contrary in the Lease:

          A.   Approvals:  Notwithstanding anything to the contrary in the
               ---------
Lease, whenever the Lease requires an approval, consent, designation, determination or judgment by either Landlord or Tenant, such approval, consent, designation, determination or judgment (including, without limiting the generality of the foregoing, those required in connection with assignment and subletting) shall not be unreasonably withheld or delayed and in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

          B.   Reasonable Expenditures: Notwithstanding anything to the contrary
               ------------------------
in the Lease, any expenditure by a party permitted or required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business

          C.   Lien Waiver:  Notwithstanding anything to the contrary in the
               -----------
Lease, upon Tenant's request, Landlord shall sign a lien waiver, pursuant to which Landlord will waive any claim of lien against Tenant's property and improvements located in the Premises, in order that Tenant may use the property as security for loans and financing leases.

          D.   Quiet Possession: Tenant shall peacefully have, hold and enjoy
               ----------------
the Premises, subject to the other terms of this Lease, provided that Tenant pays the Rent and performs all of Tenant's covenants and agreement contained in this Lease. This covenant and the other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownerships of Landlord's interest hereunder.

          E.   Memorandum of Lease: Landlord and Tenant shall execute and
               -------------------
acknowledge a Memorandum of Lease in form and substance reasonably acceptable to both. Tenant may record such Memorandum of Lease in the Official records of the County of San Mateo,

21.       Omitted.

22.       Option to Extend Term:
          ---------------------

          A. Tenant shall have the option to extend the term of this Lease for two (2) periods of four (4) years each (collectively, the "Option Periods"; individually, the "Option Period"), with the first Option Period, commencing upon expiration of the initial term of this Lease and the second Option Period commencing upon expiration of the first option Period, subject to the following conditions:

               (i) The option with respect to the first Option Period shall be exercised by notice of exercise given to Landlord not more than twelve (12) months nor less than six (6) months prior to the expiration of the initial term, and the option with respect to the second Option Period shall be given not more than twelve months nor less than six months prior to the expiration of the first Option Period.

               (ii) At the time each option is exercised, and at the commencement of each Option Period, the Lease shall be in full force and effect and no Event of Default shall then exist, and, with respect to the second option Period, Tenant shall have timely exercised its option with respect to the first option Period and the Lease shall be in full force and effect.

          B. In the event the option is timely exercised, the Lease shall be extended for the term of the Option Period in question upon all the terms and conditions of the Lease, however, provided that the Base Rent during the first option Period shall be as set forth in the Basic Lease Information and the Base Rent during the Second Option Period shall be ninety five percent (95%) of the then Fair Market Rent for the premises as of the commencement of the second Option Period.

          C. If Tenant exercises its option as to the second Option Period, Landlord shall give its determination of Fair Market Rent by notice to Tenant not less than 20 days after Tenant's notice of exercise of the option, provided, however, that if Tenant believes that the Fair Market Rent specified by Landlord exceeds the actual Fair Market Rental for the premises as of such date, Tenant shall so notify Landlord within five business days following the giving of Landlord's notice and the amount of Base Rent during the second Option Period shall be determined as follows:

               (i) Within 20 days after Landlord's notice of Fair Market Rent is given to Tenant, Tenant, at its sole expense, shall obtain a determination of Fair Market Rent for the Premises for a three year term as of commencement of the option Period from a broker ("Tenant Broker") licensed in the State of California and engaged in the office/R&D brokerage business in the Foster City area and shall submit such determination to Landlord.

                    The term "Fair Market Rent" shall mean the rate then being charged for comparable office/research and development space in the Foster City area, taking into account location, physical configuration, the relative quality of the building, leasehold improvements or allowances provided under this Lease excluding any tenant improvements paid for by Tenant, the extent of services provided, the time the particular rate became or is to become effective, the number of years such rate is to be fixed, and any other relevant terms. If Landlord accepts such determination, the Base Rent upon commencement of the second Option Period shall be increased to the amount so determined.

               (ii) If Landlord does not accept such determination, Landlord shall, within five days after notice of the determination of Tenant's broker of Fair Market Rent is given Landlord, designate a broker ("Landlord broker") licensed in the state of California and engaged in the office/R&D brokerage business in the Foster City area, and Landlord's broker and Tenant's broker shall name a third broker, similarly qualified, and, within 20 days of their selection, each of said three brokers shall determine Fair Market Rent for the premises as of such date. If Landlord's broker and Tenant's broker fail to select a third broker within 10 days, the Base Rent shall be the arithmetic average of the two determinations pursuant to the first grammatical paragraph of paragraph 22.C and 22.C(i). The Base Rent during the second Option Period shall be increased to the arithmetic average of such three determinations; provided; however, if any such determination deviates more than ten percent from the median of such determinations, the Base Rent payable shall be the average of the two closest determinations. After such final determination of Base Rent, Tenant shall have five days in which to rescind its option to extent by notice to Landlord.

               (iii) Landlord shall pay the costs and fees of Landlord's broker in connection with any determination hereunder, and Tenant shall pay the costs and fees of Tenant's broker in connection with such determination. The costs and fees of such third broker shall be paid one-half by Landlord and one-half by Tenant.

               (iv) If the amount of increased Base Rent has not been determined as of the commencement of the second Option Period, then Tenant shall continue to pay the Base Rent then in effect until the amount of such increased Base Rent is determined. When such determination is made, Tenant shall pay to Landlord an amount sufficient to increase the aggregate amount of Base Rent paid by Tenant from the commencement of the second Option Period to the date of such payment to Fair Market Rent as d etermined pursuant to this paragraph 22.C.

23.  Right of First Offer.
     --------------------

     (a) At any and every time during the term of the Lease, including any extended term, all or any part of the space depicted on Exhibit B attached
                                                             ---------
hereto consisting of portions of the first and second floors of 322 Lakeside Drive with a total of 18,931 square feet, 320 Lakeside Drive, with a total of 25,719 square feet, and all of 333 Lakeside Drive) is vacant or any lease of such space is scheduled to or does terminate and the present tenant of such space or its successor does not remain as a tenant in such space, Landlord shall deliver to Tenant a notice in writing of the rent Landlord desires to charge for such space and of the terms on which Landlord is prepared to rent such space. Tenant shall have the right for fifteen
(15) days thereafter to enter into a lease for such space on the terms and for the rent specified in such notice.

          (b) If with respect to the space consisting of portions of 320, 322 or 333 Lakeside Drive, Tenant does not lease such space in accordance with the foregoing, Landlord may then lease such space to a third party, provided that the "effective rent" under such lease is not less than 90% of the effective rent at which Landlord offered such space to Tenant. If Landlord does not so lease such space within one hundred eighty (180) days following the giving of Landlord's notice to Tenant, or if Landlord desires to lease such space for a rent which is less than 90% of the effective rent at which the space was previously offered to Tenant, or if circumstances which would originally have triggered this right of first offer arise again, then Landlord shall again offer such space to Tenant upon the revised terms. "Effective rent" means the discounted present value of total rental revenues to be received by Landlord under the proposed lease after deducting for any costs of leasing commissions, tenant improvements, rental credits, taxes, operating expenses and any other items to be borne by Landlord in connection with the proposed lease.

24.  Preservation of Tenant's Rights.  Landlord  acknowledges that the following
     -------------------------------
language is included in that certain Gilead Sciences Research and Development Lease dated March 27, 1992, between Landlord, as landlord, and Gilead Sciences, as tenant, for certain space in the Project of which portions of the Premises are a part and Tenant acknowledges the disclosure to it of such language:

     (b)  Cell Genesys Space. Tenant shall have the option to enter into a New
          ------------------
          Lease for 4,159 square foot suite presently occupied by Cell Genesys (or Xenotech or any other affiliate in which Cell Genesys has a 25% or greater ownership interest) at 342 Lakeside Drive and for the 16,372 square foot suite presently leased. by Cell Genesys at 344 Lakeside Drive. Tenant's option shall be subordinate to the existing rights of Cell Genesys to extend its current leases for such premises or to continue in occupancy of such premises pursuant to new leases. Any new lease entered into between Landlord and Cell Genesys or any further extension of the term of the existing Cell Genesys lease which is not presently provided for under such lease shall specifically prohibit any successor of Cell Genesys, including, without limitation, any sublessee, other than Xenotech or an affiliate in which Cell Genesys has a 25% or greater ownership interest, from exercising any new rights to extend the term of such lease until Tenant has declined to exercise its right to a New Lease for such space.

Landlord shall perform in accordance with the foregoing provision and Tenant acknowledges the limitations of the rights conferred on Tenant by the provisions quoted from the Gilead Lease and acknowledges that Tenant is a third party beneficiary but only to the extent of the rights described therein.

25.  Option to Expand.  In the event that the existing lease between Landlord
     ----------------
and Oracle Diagnostics for space (the "Oracle Diagnostics Lease") consisting of approximately 7,045 square feet identified as Suite B, 366 Lakeside Drive (the "Oracle Diagnostics Space") terminates before May 31, 1997, Landlord shall give notice to Tenant of the anticipated date of availability of the Oracle Diagnostics Space ("Landlord's Availability Notice"). Provided that at the time such option is exercised and at the time such space is added to the Premises the Lease shall be in full force and effect and no Event of Default then exists, Tenant shall have the option to cause the Oracle Diagnostics Space to be added to the Premises as of the expiration of the Oracle Diagnostics lease or as of Tenant's timely exercise of its option following the earlier termination of the Oracle Diagnostics lease as described below. In the event that the Oracle Diagnostics Lease is not terminated prior to its scheduled May 31, 1997 expiration date, Tenant shall exercise this option to expand, if at all, no later than November 30, 1996. In the event that the Oracle Diagnostics Lease is terminated prior to May 31, 1997, Tenant shall exercise this option to expand, if at all, within 10 days following Landlord's Availability Notice or within 10 days following the date of termination of the Oracle Diagnostics Lease, whichever is later. Upon the timely exercise by Tenant of this option and delivery of the Space to Tenant, the Oracle Diagnostics Space shall be added to the Premises upon all of the terms of the Lease and the Base Rent shall be increased by the product of the Base Rent per square foot of rentable area than in effect under this Lease and the area of the Oracle Diagnostics space, and Tenant's percentage share of 366 Lakeside Drive/shall be proportionately increased based upon the 13,382 square feet total rentable areas of 366 Lakeside Drive.

26. Defined Terms. All terms used herein with initial capital letters (excluding
    -------------
the terms used in the quoted provision of Paragraph 24 above which relates to a different lease) , if not specifically defined herein, shall have the meaning ascribed to them in the Lease. Notwithstanding any provision to the contrary in the Lease or any amendment or addendum thereto, whenever the "term of the Lease" is referred to in the Lease or any amendment or addendum thereto, whether by use of the foregoing phrase or by use of any other word or phrase, the term referred to shall be deemed to include the initial term and any extensions or renewals thereof. By way of example and not limitation, Section 12(g) (ii) of the Lease shall be deemed to read as follows: "(ii) the cost of leasehold improvements made to the sublet portion of the premises at Tenant's cost, amortized over the term of this Lease, including any extensions or renewals thereof, except for leasehold improvements made for the specific benefit of the sublessee, which shall be amortized over the term of the sublease, and".

27. Effect of Addendum.  In the event of any inconsistency between this Addendum
    ------------------
and the Lease Form, the terms of this Addendum shall prevail. As used herein, the term "Lease" shall mean the Lease Form, this Addendum and all riders, exhibits, rules, regulations, covenants, conditions and restrictions referred to in the Lease Form or this Addendum.

28.  Effective Date of Lease/Termination of Prior Lease. Landlord's predecessor-
     --------------------------------------------------
in-interest, Vintage Park Associates, ("Prior Landlord") and Tenant are parties to that certain Vintage Park Research and Development Lease dated November 28, 1989, as amended by that certain First Addendum dated November 28, 1989, that certain Revised Amendment No. 2 dated January 22, 1991, that certain Amendment No. 3 dated April 3, 1992, that certain Amendment No. 4 dated November 18, 1992, that certain Amendment No. 5 dated March 1, 1993, that certain Amendment No. 6 dated June 25, 1993, that certain Amendment No. 7 dated October 1, 1993 and that certain Amendment No. 8 dated December 22, 1993 (which Lease, Addendum and Amendments are, collectively, the "Prior Lease") . The term of this Lease shall commence on February 1, 1995, at which time it shall supersede the Prior Lease in its entirety, and no further obligations of Landlord or Tenant shall thereafter accrue under the Prior Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date first set forth above.

TENANT:                                      LANDLORD:

CELL GENESYS, INC., a                        VINTAGE PARK ASSOCIATES,
Delaware corporation                         a California general partnership


By: /s/ Kathleen Sereda Glaub
    ----------------------------
    Its:  Chief Financial Officer
          -----------------------

By:  _________________________________       By: ITS AUTHORIZED AGENT
                                                 WCB PROPERTIES LIMITED
    Its:______________________________           PARTNERSHIP,
                                                 a Delaware limited partnership

                                             By: WCB MANAGEMENT GEN-PAR,
                                                 INC., a Delaware corporation

                                             By: /s/ Wallace G. Murfit
                                                 -----------------------------
                                                 Wallace G. Murfit
                                                 Senior Vice President-Northern
                                                 California

[Schematic Drawings of leased facilities]

                              AMENDMENT NO. 1 TO
                              ------------------
                  VINTAGE PARK RESEARCH AND DEVELOPMENT LEASE
                  -------------------------------------------

     THIS AMENDMENT NO. 1 TO VINTAGE PARK RESEARCH AND DEVELOPMENT LEASE is made and entered into as of June 7, 1996 by and between WCB SIXTEEN LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and CELL GENESYS, INC., a Delaware corporation ("Tenant").

     Landlord's predecessor-in-interest, Vintage Park Associates, and Tenant entered into that certain Vintage Park Research and Development Lease ("Lease") dated November 1, 1994. Landlord and Tenant now desire to amend the Lease to expand the Premises and therefore do hereby agree as follows:

     1. Amendment of Basic Lease Information. The items below from the Basic Lease Information of the Lease are hereby amended to read as follows:

Premises and Building:           342 Lakeside Drive, approximately 32,494 sq.
                                 ft. as depicted on Exhibit A to Amendment No. 1
                                                    ---------
                                 322 Lakeside Drive, approximately 23,280 sq.
                                 ft., depicted on Exhibit A-2
                                                  -----------

                                 324 Lakeside Drive, approximately 22,479 sq.
                                 ft., depicted on Exhibit A-3
                                                  -----------

                                 366 Lakeside Drive, approximately 6,337 sq.
                                 ft., depicted on Exhibit A-4
                                                  -----------

                                        TOTAL:  Approximately 84,590 sq. ft.
Term Commencement:               February 1, 1995, except April 1, 1995 for 366
                                 "A" Lakeside Drive and July 1, 1996 for
                                 remainder of 342 Lakeside Drive

Base Rent:

       February 1, 1996 through
       June 30, 1996:                                  $64,693.25

       July 1, 1996 through
       January 31, 1997:                               $93,028.25

       February 1, 1997 through
       January 31, 1998:                               $95,841.00

       First Option Period:

       February 1, 1998 through
       January 31, 2000:                              $105,737.50

       February 1, 2000 through
       January 31, 2002:                              $109,967.00

Tenant's Percentage Share:

       342 Lakeside Drive:                            Through June 30, 1996:
                                                      12.79%; from July 1, 1996:
                                                      100%

       322 Lakeside Drive:                            55.15%

       324 Lakeside Drive:                            100.00%

       366 Lakeside Drive:                            46.50%

Landlord's Address for Notices:

       WCB Sixteen Limited Partnership
       c/o WCB Properties
       393 Vintage Park Drive, Suite 200
       Foster City, CA  94404

     2.   Expansion of Premises. Commencing July 1, 1996, the remaining space
          ---------------------
in the building commonly known as 342 Lakeside Drive, consisting of approximately 28,335 rentable square feet, shall be added to and become part of the premises in its then "as is" condition; provided, however, that the then-existing improvements in the Premises shall comply with local and state building standards regulations and with Americans with Disabilities Act requirements and provided that all HVAC, electrical and plumbing systems within and serving the Premises, together with a roof, shall be in good condition and repair.

     3.   Termination of Right of First Offer. Tenant's right of first offer as
          -----------------------------------
set forth in paragraph 23 of the Addendum to the Lease is hereby terminated with respect to the 333 Lakeside Drive Building.

     4.   Ratification. Landlord and Tenant hereby ratify and confirm the terms
          ------------
of the Lease as amended in paragraphs 1 through 3 above.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

TENANT:                                   LANDLORD:

CELL GENESYS, INC.,                       WCB SIXTEEN LIMITED
a Delaware Corporation                    PARTNERSHIP,
                                          a Delaware limited partnership

By: /s/ Kathleen Sereda Glaub              By:   WCB SIXTEEN, INC.,
   --------------------------
                                                 a Delaware corporation,
       Its:  SVP & CFO                           general partner
             ----------------
                                           By: /s/ Wallace G. Murfit

                                               Its:  V.P.
                                                     ---------------------------

                              AMENDMENT NO. 2 TO
                  VINTAGE PARK RESEARCH AND DEVELOPMENT LEASE

     THIS AMENDMENT NO. 2 is made and entered into as of December 9, 1996, by and between WCB SIXTEEN, LIMITED PARTNERSHIP ("Landlord") and CELL GENESYS, INC., a Delaware corporation ("Tenant").

     Landlord and Tenant have entered into that certain Vintage Park Research and Development Lease dated November 1, 1994 and amended by that certain Amendment No. 1 dated June 7, 1996 (which Research and Development Lease and Amendment No. I are hereinafter, collectively called, the "Lease").

Landlord and Tenant now desire to further amend the Lease to expand the premises to include additional space in the building located at 366 Lakeside Drive and, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree as follows:

     1.   Amendment of Basic Lease Information. The provisions set forth below
          ------------------------------------
are hereby added to the Basic Lease Information of the Lease as follows:

PREMISES AND BUILDING:                366 Lakeside Drive, Suite B Approximately
                                      7,045 rentable square feet (hereinafter
                                      the "Expansion Premises') as outlined in Exhibit A.

TERM COMMENCEMENT FOR                 June 1, 1997
EXPANSION PROMISES:

RENT COMMENCEMENT FOR                 June 1, 1997
EXPANSION PREMISES:

BASE RENT:                            $8,454.00 per month or $1.20 psf per month

TERM EXPIRATION:                      January 31, 1998

BASE RENT FOR FIRST OPTIONAL PERIOD:

February 1, 1998 - January 31, 2000 - $8,806.25 per month or $1.25 psf per month February 1, 2000 - January 31, 2002 - $9,158.50 per month or $l.30 psf per month

BASE RENT FOR SECOND OPTIONAL PERIOD:

February 1, 2002 - January 31, 2006 - 95% of fair market value.

Paragraph 22 of the Addendum to Research and Development Lease, dated November 1, 1994, further describes the terms and conditions of the option periods.

TENANT IMPROVEMENT:                           None

     2.  Ratification.  Landlord and Tenant hereby ratify and confirm all of
         ------------
the terms and provisions of the Lease as modified by paragraph 1 above.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 2 as Of the date first above written.

TENANT:                                       LANDLORD:
CELL GENESYS, INC.,                           WCB SIXTEEN LIMITED PARTNERSHIP,
a Delaware Corporation                        a Delaware limited partnership

                                              By:  WCB SIXTEEN, INC.,
                                              a Delaware corporation, general
                                              partner


By: /s/ Kathleen Sereda Glaub                 By: /s/ Wallace G. Murfit
   --------------------------                    -------------------------------

Its: SVP & CFO                                Its: V.P.
    ------------------------------                ------------------------------

Date:  12/9/96                                Date: 12-16-96
     -------------------------------               -----------------------------

[Schematic Drawing of leased facility]

                              AMENDMENT NO. 3 TO
                  VINTAGE PARK RESEARCH AND DEVELOPMENT LEASE

     THIS AMENDMENT NO. 3 TO VINTAGE PARK RESEARCH AND DEVELOPMENT LEASE (this "Amendment") is made and entered into as of August 1, 1997, by and between WCS SIXTEEN LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and CELL GENESYS, INC., a Delaware corporation ("Tenant").

     Landlord's predecessor-in-interest, Vintage Park Associates, and Tenant entered into that certain Vintage Park Research and Development Lease dated November 1, 1994 as amended by those certain Amendments Nos. 1 and 2, between Landlord and Tenant, dated June 7, 1996 and December 9, 1996, respectively (collectively referred to herein as the "Lease"). Landlord and Tenant now desire to further amend the Lease to extend the term and to make other amendments, all as set forth below. Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby agree as follows:

     1.   Amendment of Basic Lease Information. The provisions set forth below
          ------------------------------------
from the Basic Lease Information of the Lease are hereby amended to read as follows:

Term Expiration:                          January 31, 2002

Base Rent:                                First Option Period: February 1, 1998
                                          through January 31, 2000: $114,543.75
                                          February 1, 2000 through January 31,
                                          2002: $119,125.50

(NOTE: The above Base Rent figures for the First Option Period are inclusive of the Base Rent for 336B Lakeside Drive, the "Expansion Premises" added in Amendment No. 2)

     2.   Brokers. Tenant represents that no broker, agent or finder has any
          -------
claim under, by or through Tenant for a commission or fee in connection with the extension of the Term contemplated by this Amendment.

     3.   Capitalized Terms. Capitalized terms used herein and not otherwise
          -----------------
defined shall have the meanings given to such terms in the Lease.

     4.   Lease in Effect. Landlord and Tenant acknowledge and agree that the
          ---------------
Lease, except as amended by this Amendment, remains unmodified and in full force and effect in accordance with its terms.

     5.   Entire Agreement. This Amendment embodies the entire understanding
          ----------------
between Landlord and Tenant with respect to the subject matter hereof and can be changed only by an instrument in writing executed by both Landlord and Tenant.

     6.   Conflict of Terms. In the event that there is any conflict or
          -----------------
inconsistency between the terms and conditions of the Lease and those of this Amendment, the terms and conditions of this Amendment shall control and govern the rights and obligations of the parties.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

LANDLORD:                                  TENANT:

WCB SIXTEEN LIMITED PARTNERSHIP,           CELL GENESYS, INC.,
a Delaware limited partnership             a Delaware Corporation

By: WCB SIXTEEN, INC.,                     By: /s/ Kathleen Sereda Glaub
                                              ----------------------------------
    a Delaware corporation, General
    Partner                                Name: Kathleen Sereda Glaub
                                                --------------------------------

                                           Its: SVP & CFO
                                                ---------

By: /s/ Wallace G. Murfit
   -------------------------------
   Wallace G. Murfit
   Senior Vice President

                                       2